EVENTS SUBSEQUENT TO THE REPORTING DATE	12 Months Ended
Dec. 31, 2019
Disclosure of non-adjusting events after reporting period [abstract]
EVENTS SUBSEQUENT TO THE REPORTING DATE [Text Block]

22. EVENTS SUBSEQUENT TO THE REPORTING DATE

Subsequent the the year ended December 31, 2019:

a) Through its wholly owned subsidiary Eurasia Madencilik Ltd. Sti., the Company completed the transfer of the Balya royalty property in Turkey from Dedeman Madencilik San. ve Tic. A. Ş. ("Dedeman") to Esan Eczacibaşi Endüstriyel Hammaddeler San. ve Tic. A.Ş. (“Esan”) a private Turkish company. The Company retains a 4% NSR royalty on the property that is uncapped and cannot be repurchased.

b) The Company closed a US$3,790 strategic investment in Ensero Holdings, Inc., a privately-held Delaware corporation. Ensero Holdings, Inc. operates through its wholly-owned subsidiary Ensero Solutions, Inc. (“Ensero”) formerly known as Alexco Environmental Group ("AEG"), which was previously the wholly-owned environmental services subsidiary of Alexco Resource Corp. ("Alexco"). The Company will receive US$3,620 in Ensero Preferred Shares (the “Preferred Shares”), representing 65% of Ensero’s preferred shares, with a 6% annual dividend, paid in quarterly increments over a six-year term. Starting in year six, the Preferred Shares will be redeemed in eight equal, quarterly payments totaling twice the principal amount (i.e., US$3,620). The Company will receive US$171 in common shares representing a 7.5% equity holding of Ensero. Anti-dilution provisions will apply for the first two years of the agreement.

c) Executed an option agreement for the Espedalen, Hosanger, and Sigdal nickel-copper-cobalt projects in Norway with Pursuit Minerals Limited (ASX: PUR) (“Pursuit”). The agreement provides the Company with an equity interest in Pursuit, a 3% NSR royalty on each project, and other considerations including AAR payments and milestone payments. Pursuit may also issue up to 9.9% of its issued and outstanding share capital to the Company as certain conditions are satisfied.

d) Completed the acquisition of a 2% NSR royalty on various exploration licenses (the "Kaukua Royalty") in Finland from Akkerman Exploration B.V., a private Netherlands Company (“Akkerman”). The Kaukua Royalty was acquired from Akkerman by the Company for $125 (paid) and the issuance of 52,000 EMX shares (issued). The Company NSR royalty applies to all future mineral production from the Kaukua Royalty licenses. Palladium One can purchase 1% of the NSR royalty prior to the delivery of a "bankable feasibility study" for €1 million. The remaining 1% of the NSR royalty is uncapped, and cannot be repurchased.

e) Completed the sale of the Tomtebo and Trollberget projects in Sweden to District Metals Corp. (TSX-V: DMX) (“District”). The agreement provides the Company with a $35 cash payment, a 9.9% equity interest in District, annual advance royalty payments, 2.5% NSR royalty interests in the projects, and other considerations.

f) Granted 60,000 stock options exercisable at $2.22 for a period of 5 years. Granted 60,000 stock options exercisable at $2.22 for a period of 5 years. Additionally, 290,800 shares were issued on the exercise of options for proceeds of $327.

g) Completed the acquisition of a package of royalty interests from Revelo for US$1,162,000. As part of the purchase agreement, Revelo settled the balance of the promissory note outstanding to EMX (Note 7).